UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2014

BBX CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01—Regulation FD Disclosure

BBX Capital Corporation (the “Company”) is furnishing the materials attached hereto as Exhibit 99.1 and Exhibit 99.2. These materials have been prepared by the Company and BFC Financial Corporation (“BFC”), the Company’s controlling shareholder, and are to be included in one or more presentations to be made by the Company following the filing of this report. Neither the Company nor BFC undertakes to update the attached presentation materials.

The information in this report (including Exhibit 99.1 and Exhibit 99.2) is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act. This report should not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1 and Exhibit 99.2).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	BFC Financial Corporation and BBX Capital Corporation Handout

99.2	BFC Financial Corporation and BBX Capital Corporation Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBX CAPITAL CORPORATION

Date: September 19, 2014

	By:	/s/ John K. Grelle
John K. Grelle, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	BFC Financial Corporation and BBX Capital Corporation Handout

99.2	BFC Financial Corporation and BBX Capital Corporation Presentation Materials